GUIDA & JIMENEZ, PA
                          CERTIFIED PUBLIC ACCOUNTANTS
                             1308 West Sligh Avenue
                              Tampa, Florida 33604



               Consent Of Independent Certified Public Accountant




We hereby consent to the use in this Registration Statement on Form 10 of our report included herein dated January 29, 1999, relating to the financial statements of Sentry Accounting, Inc.



                                                             /s/ Guida & Jimenez
                                                             -------------------
                                                           Guida & Jimenez, P.A.

Tampa, Florida
February 3, 1999